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EXHIBIT 10.1


                                AMENDMENT NO. 2
                                     TO THE
                      RETAIL PRO SOFTWARE LICENSE AGREEMENT

This is Amendment Number 2 and Attachment 1, effective as of January 5, 2005 (the " Amendment") to the Retail Pro Software License Agreement, dated as of December 6, 2002 (the "Agreement") between Intuit Inc., a Delaware corporation ("Intuit"), and Retail Technologies International, Inc., a California corporation ("RTI").

                                    RECITALS

A. The Agreement provides that certain licenses granted by Intuit to RTI will expire on December 6, 2005 and December 6, 2006.
B. The parties now wish to extend the term of those certain license rights detailed in this Amendment by one (1) year along with all of the rights, restrictions, provisions and royalties that pertain to those license rights.
C. The parties agree that, unless defined herein, defined terms will have the meaning given them in the Agreement.

NOW, THEREFORE, Intuit and RTI acknowledge and agree to amend the Agreement as follows:

1.       Section 1.5 is modified as follows:

"EXISTING RTI CUSTOMER" means any person or entity to whom RTI, its Affiliates, or any Reseller (as defined in SECTION 2.3(a)) has first licensed, sold, or distributed copies of the Retail Pro Software (i) prior to the Effective Date, or (ii) between the Effective Date of this Agreement and December 31, 2006."

2.       The third sentence in Section 2.2(a)(i) is modified as follows:

"The license granted in this SECTION 2.2(a)(i) will automatically terminate upon the fifth anniversary of the Effective Date."

3.       The last sentence in Section 2.3(a) is modified as follows:

"This license will automatically terminate upon the fourth anniversary of the Effective Date."

4.       The second sentence in Section 2.3(b) is modified as follows:

"The license granted in this SECTION 2.3(b) will be effective only from the Effective Date through the fifth anniversary of the Effective Date, after which such license will automatically terminate."

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5.       Section 4.1(b) is modified as follows:

"FROM SIX MONTH ANNIVERSARY OF THE MANUFACTURING RELEASE THROUGH FOURTH ANNIVERSARY OF THE EFFECTIVE DATE. If at any time after the six month anniversary of the Manufacturing Release and before the fourth anniversary of the Effective Date, RTI, any of its Affiliates, or a Reseller sells, licenses, or distributes a copy of the Retail Pro Software to any end user who purchases three (3) or fewer Inventories, none of which have ten (10) or more Seats and all of which are located in the Restricted Territory, then for each copy of the Retail Pro Software distributed to any such end user, RTI will pay to Intuit a royalty of seventy-five percent (75%) of revenues received by RTI from the sale of such copy less sales, use and excise taxes, amounts credited for returns, and reasonable shipping charges (if any). Notwithstanding the foregoing, if RTI reasonably believes or knows that a user that purchases three (3) or fewer Inventories has more than three (3) sites (i.e., is capable of using more than three (3) Inventories), then RTI will not be obligated to pay the royalty described in this SECTION 4.1 (B) with respect to such copies purchased by such user. If during the period set forth above an end user purchases more than three Inventories or more than ten (10) Seats, and RTI knows or should know that such end user has three or fewer retail sales locations or fewer than ten (10) Seats at the time of such purchase, then the royalty set forth in this SECTION 4.1(B) will apply.

6.       Exhibit A is modified as detailed in Attachment 1 to this Amendment.

7.       Exhibit B, Sections (i) and (ii) are modified as follows:

"(i) The Reseller will not sell, license, distribute, or otherwise provide the Retail Pro Software to anyone other than Existing RTI Customers after December 31, 2006 unless otherwise approved by Intuit;

(ii) The Reseller will not sell, license, distribute, or otherwise provide the Retail Pro Software to anyone after December 31, 2007 unless otherwise approved by Intuit;"

8.       Other Terms and Conditions

All other terms and conditions of the Agreement, not specifically modified herein, shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.


INTUIT INC.                                   RETAIL TECHNOLOGIES INTERNATIONAL

BY: _______________________________           BY: ______________________________

PRINT NAME: _______________________           PRINT NAME: ______________________

TITLE: ____________________________           TITLE: ___________________________

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                                  ATTACHMENT 1
                                  ------------

                                    EXHIBIT A
                                    ---------

                                     NOTICES
                                     -------


Unless otherwise stated, all notices required under this Agreement will be in writing and will be considered given (i) when delivered personally, (ii) five
(5) days after mailing, when sent certified, registered or express mail, return receipt requested and postage prepaid, (iii) one (1) business day after dispatch, when sent via a commercial overnight carrier, fees prepaid, or (iv) upon delivery when sent by facsimile transmission confirmed by first class mail. All such notices will be addressed to RTI or Intuit as specified in the applicable Legal Notices box (unless changed by notice):

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RTI CONTACT INFORMATION: RTI will notify Intuit in writing of any changes:
-------------------------------- ------------------------------ ------------------------------
BUSINESS CONTACT/                CUSTOMER SERVICE               LEGAL NOTICES
RELATIONSHIP MANAGER             Address:                       Address: 19800 MacArthur
Address:                         Retail Technologies            Boulevard
Retail Technologies              International                  Irvine, CA  92612
International                    4800 Manzanita Ave.            Attn: Jeff Lambert
4800 Manzanita Ave.              Carmichael, CA  95608          Phone: 949 476-2212
Carmichael, CA  95608            Name:  Jeff Boone              Email:
Name:  Mike Tomczak              Phone: 916 483-1656            jlambert@islandpacific.com
Phone: 916 483-1656              Fax:   916 481-6903
Fax:   916 481-6903
-------------------------------- ------------------------------ ------------------------------


INTUIT CONTACT INFORMATION: Intuit will notify RTI in writing of any changes:
-------------------------------- ------------------------------ ------------------------------ ---------------------------
BUSINESS CONTACT/                MAINTENANCE AND SUPPORT        ACCOUNTS RECEIVABLE AND        LEGAL NOTICES
RELATIONSHIP MANAGER                                            REPORTING
Address:  Intuit Inc.,           Address:  Intuit Inc.,         Address:  Intuit Inc.,         Address: Intuit Inc.
2500 Garcia Avenue,              2500 Garcia Avenue,            2500 Garcia Avenue,            2700 Coast Avenue
Mountain View, CA  94043         Mountain View, CA  94043       Mountain View, CA  94043       Mountain View, CA  94943
Name:  Steven Aldrich            Name:  Emily Mencken           Name:  George Coughlin         Attn:  Legal Department
Phone: (650) 944-5629            Phone: (650) 944-3241          Phone: (650) 944-3567          Phone: (650) 944-6657
                                                                                               Fax:   (650) 944-5656
-------------------------------- ------------------------------ ------------------------------ ---------------------------
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